EXHIBIT 17

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, President and Chief Technology Officer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director, President and Chief Technology Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Senior Vice President and Assistant Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2018.

/s/ Eric J. Martin
Eric J. Martin
Controller, Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2018.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2018.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, Chief Tax Officer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Director, Executive Vice President, Chief Financial Officer and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Executive Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2018.

/s/ Wendy E. Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2018.

Anne C. Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica InspireSM Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity I-Share	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2018.

/s/ June Yuson
June Yuson
Director

POWER OF ATTORNEY

We, the undersigned Managing Board Members of Transamerica Asset Allocation Variable Funds (TAAVF) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving TAAVF and hereby constitute and appoint ALISON RYAN, BRIAN STALLWORTH and TANE’ T. TYLER each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of Transamerica Asset Allocation Variable Funds on Form N-3 or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and general to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after April 20, 2018.

This Power of Attorney may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/s/ Marijn P. Smit Marijn P. Smit, Board Member and Chairman	Date: April 20, 2018

/s/ Sandra N. Bane Sandra N. Bane, Board Member	Date: April 20, 2018

/s/ Leo J. Hill Leo J. Hill, Board Member	Date: April 20, 2018

/s/ David W. Jennings David W. Jennings, Board Member	Date: April 20, 2018

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr., Board Member	Date: April 20, 2018

/s/ Fredric A. Nelson, III Frederic A. Nelson III, Board Member	Date: April 20, 2018

/s/ John E. Pelletier John E. Pelletier, Board Member	Date: April 20, 2018

/s/ Patricia L. Sawyer Patricia L. Sawyer, Board Member	Date: April 20, 2018

/s/ John W. Waechter John W. Waechter, Board Member	Date: April 20, 2018

/s/ Alan F. Warrick Alan F. Warrick, Board Member	Date: April 20, 2018